Intangible Assets, Net (Details) - Schedule of Amortization Expense Related to its Finite-Lived Intangible Assets	Dec. 31, 2023 USD ($)
Schedule of Amortization Expense Related to its Finite Lived Intangible Assets [Abstract]
2024	$ 38,438
2025	38,439
2026	38,439
2027	32,031
Total	$ 147,347